First Quarter FY2009



VARIAN medical systems | A partner for **life**

January 29, 2009

Today's Participants



Tim Guertin
President/CEO



Spencer Sias
VP Investor Relations



Elisha Finney
Sr.VP & CFO



Tai-yun Chen
VP Corporate Controller

Forward-Looking Statements

Except for historical information, this report on Varian Medical Systems' financial performance contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning industry outlook, including growth drivers; the company's future orders, revenues, backlog, or earnings growth; future financial results; market acceptance of or transition to new products or technology such as RapidArc therapy, image-guided radiation therapy (IGRT), stereotactic radiosurgery, filmless X-rays, proton therapy, and security and inspection, and any statements using the terms "believe," "could," or similar statements are forward-looking statements that involve risks and uncertainties that could cause the company's actual results to differ materially from those anticipated. Such risks and uncertainties include the effect of economic conditions, including the current global recession, currency exchange rates and tax rates; the impact of health care reforms, and/or third-party reimbursement levels and credit availability for capital expenditures for cancer care; demand for the company's products; the company's ability to develop and commercialize new products; the company's ability to complete the planned sale of instruments portion of the company's ACCEL proton therapy business; the company's reliance on sole or limited-source suppliers; the impact of reduced or limited demand by sole purchasers of certain X-ray tubes; the company's ability to maintain or increase operating margins; the impact of competitive products and pricing; the company's ability to meet Food and Drug Administration and other regulatory requirements for product clearances or to comply with Food and Drug Administration and other regulatory regulations or procedures; the ability to make strategic acquisitions and to successfully integrate the acquired operations into the company's business; the company's ability to protect the company's intellectual property; the potential loss of key distributors or key personnel; and the other risks listed from time to time in the company's filings with the Securities and Exchange Commission, which by this reference are incorporated herein. The company assumes no obligation to update or revise the forward-looking statements in this release because of new information, future events, or otherwise.



Q1 FY09 Earnings Results



In millions
600
500
400
300
200
100
0
Q108
Q109
Orders
Revenues



In millions
120
100
80
60
40
20
0
Q108
Q109
Op Earnings
Net Earnings



Backlog
1950
1900
1850
1800
1750
1700
1650
1600
1550
FY 2008
FY 2009
Q1
Q2
Q3
Q4
$1,930M (as of 01/02/09)

Net Earnings per diluted share: $0.56

Note: The results exclude discontinued operations in all periods presented.



Oncology Systems

Products

- **Linear Accelerators**
- **Accessories**
- **Software**

Applications

- **Radiotherapy**
- **Radiosurgery**

Indications

- **Cancer**
  - **- Primary**
  - **- Metastatic**
- **Neurological conditions**





RapidArc Update

425+ orders

70+ installs complete

~ 100 media stories

Treatments underway

- Prostate
- Head & neck
- Sarcoma
- Lung
- Early stage metastatic disease





X-Ray Products

Flat Panel Detectors


4343R
3030+
4336R
1313
2020
2520V
4030E
3030/4030CB
2520E+

X-Ray Tubes







Other

Security and Inspection Products



ACCEL Proton Therapy



Ginzton Technology Center



First Quarter 2009 Results

	VMS		OS		XRP		Other	
Net Orders	551	13%	428	11%	91	21%	33	15%
Revenues	509	13%	398	11%	86	23%	24	17%
Gross Margin	43%		44%		40%		43%	
R&D	37							
SG&A	83							
Op Earnings	99	19% ROS (+13%)						
Interest Income	1							
EPS	$0.56							

Notes:
(1) Dollars in millions, except per share amounts
(2) The results for the Other category and total VMS exclude discontinued operations in all periods presented.



Q1 FY09 Balance Sheet and Cash Flow

Conservative balance sheet

- $423M cash and cash equivalent
- $65M total debt
- $1,042M stockholder equity

*DSO 83 days – down 4 days from year ago quarter

Strong cash flow

- $85M Q1 cash flow from operations
- Spent $72M to repurchase 1.5M shares during the quarter

**Days Sales Outstanding*



Fiscal 2009 Outlook

(As of end of First Quarter, Fiscal 2009)

- **Revenues growth estimated at 10-13% for FY 2009**
- **EPS estimated at ~ $2.59 to $2.64 for FY 2009**
- **Revenues growth estimated at ~ 9-10% for Q2 FY 2009**
- **EPS estimated at ~ $0.59 to $0.62 for Q2 FY 2009**

Varian updates its outlook once per quarter when it reports financial results. The outlook is for continuing operations.

Q & A



Tim Guertin
President/CEO



Elisha Finney
Sr. VP & CFO

Thank you

Q1 Financials and Webcast replay can be accessed at www.varian.com/investor



VARIAN medical systems | A partner for **life**